July 3, 2006

DREYFUS FOUNDERS EQUITY GROWTH FUND
CLASS A, B, C, R AND T PROSPECTUS

Supplement to Prospectus
Dated May 1, 2006

The section of the prospectus entitled “Management – Investment Adviser” is hereby amended on page 8 by revising the fifth paragraph thereof to read as follows:

John B. Jares, vice president of investments and a chartered financial analyst, has been the portfolio manager of the fund since 2001. He is a portfolio manager at The Boston Company Asset Management, LLC (“The Boston Company”), an affiliate of Founders, where he has been employed since July 2006. He also has been employed by Founders since 2001. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

The section of the prospectus entitled “Management – Investment Adviser” is hereby amended on page 8 by revising the fourth paragraph thereof to read as follows:

To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of portfolio managers and research analysts, and is supported by a group of core research analysts as well as portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio manager. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

July 3, 2006

DREYFUS FOUNDERS FUNDS, INC.
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2006

Investment Adviser, Distributor and Other Service Providers

The section of the SAI entitled “Investment Adviser, Distributor and Other Service Providers – Portfolio Managers” is hereby amended on page 42 to add the following as the first paragraph thereof:

Portfolio Management. Founders manages each Fund's investments in accordance with the stated policies of the Fund, subject to the oversight of the Company’s Board. Founders is responsible for investment decisions and provides the Funds with portfolio managers who execute purchases and sales of securities for the relevant Fund. The portfolio managers of Balanced Fund are John B. Jares (primary portfolio manager) and Evan D. Rothschild, each of whom is an employee of both The Boston Company Asset Management, LLC (“The Boston Company”), an affiliate of Founders, and Founders. Effective on or about August 1, 2006, Catherine A. Powers will join Mr. Jares as a co-primary portfolio manager, and Christopher Pellegrino will join as an additional portfolio manager. Ms. Powers and Mr. Pellegrino will be employees of both Standish Mellon Asset Management LLC, an affiliate of Founders, and Founders. The portfolio managers of Discovery Fund are Bradley C. Orr and James (J.D.) Padgett, each of whom is an employee of both The Boston Company and Founders. Effective on or about August 1, 2006, the portfolio managers of Discovery Fund will be B. Randall Watts, Jr. (primary portfolio manager) and Hans Von der Luft, each of whom is an employee of both The Boston Company and Founders. The portfolio managers of Equity Growth and Growth Funds, and the domestic portion of the Worldwide Growth Fund, are Messrs. Jares (primary portfolio manager) and Rothschild. The portfolio manager of Government Securities Fund is Margaret R. Danuser, who is an employee of Founders. The portfolio managers of International Equity Fund and the foreign portion of the Worldwide Growth Fund are Remi J. Browne and Jeffrey R. Sullivan, each of whom is an employee of both The Boston Company and Founders. The portfolio managers of Mid-Cap Growth Fund are Daniel E. Crowe (primary portfolio manager) and Scott W. Stutzman, both of whom are employees of both The Boston Company and Founders. The portfolio manager of Money Market Fund is Ms. Danuser. The portfolio managers of Passport Fund are Daniel B. LeVan and John W. Evers, both of whom are employees of both The Boston Company and Founders.

Other Accounts Managed

On or about August 1, 2006, the section of the SAI entitled "Investment Adviser, Distributor and Other Service Providers – Portfolio Managers" is hereby amended on page 44 by adding the following information as of May 31, 2006, in the section entitled “Other Accounts Managed”:

Catherine A. Powers

	Dreyfus	Other Registered	Other Pooled	Other Accounts
	Founders Funds	Investment Companies	Investment	Managed
	Managed	Managed	Vehicles Managed
Number	0	5	5	69
Total Assets	-	$1.1 Billion	$455.2 Million	$5.2 Billion

B. Randall Watts, Jr.

	Dreyfus	Other Registered	Other Pooled	Other Accounts
	Founders Funds	Investment Companies	Investment	Managed
	Managed	Managed	Vehicles Managed
Number	0	4	2	18
Total Assets	-	$225.6 Million	$148.3 Million	$552.3 Million

Portfolio Manager Compensation

On or about August 1, 2006, the section of the SAI entitled “Investment Adviser, Distributor and Other Service Providers – Portfolio Managers” is hereby amended on page 45 by revising the first paragraph under the section entitled “Compensation” to read as follows:

Compensation. The Funds’ portfolio managers are divided into four groups for compensation purposes: Denver-based equity portfolio managers, Boston-based equity portfolio managers, the Denver-based fixed-income manager, and the Boston-based fixed-income manager. The compensation program applicable to each of these groups is described below. The Funds’ portfolio managers are compensated by Founders or its affiliates, and not by the Funds.

On or about August 1, 2006, the section of the SAI entitled “Investment Adviser, Distributor and Other Service Providers – Portfolio Managers” is hereby amended on page 45 by deleting the sixth and seventh paragraphs under the section entitled “Compensation” and replacing them with the following:

Boston-based equity portfolio managers (Messrs. Browne, Evers, LeVan, Sullivan and Watts). These portfolio managers are dual employees of Founders and The Boston Company Asset Management, LLC (“TBCAM”), which is also an indirect, wholly owned subsidiary of Mellon Financial. The portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a predetermined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM’s financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager’s range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and, regardless of performance, are subject to pool funding availability. Awards are paid in cash on an annual basis. For Messrs. Browne, LeVan and Watts, a significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed. For Messrs. Evers and Sullivan, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

The portfolio managers are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM’s net income (capped at 20% and with a minimum payout of the Mellon Bank N.A. 3 year certificate of deposit rate).

On or about August 1, 2006, the section of the SAI entitled “Investment Adviser, Distributor and Other Service Providers – Portfolio Managers” is hereby amended on page 47 by adding new ninth, tenth and eleventh paragraphs under the section entitled “Compensation” to read as follows:

Boston-based fixed-income portfolio manager (Ms. Powers). The portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). The portfolio manager is a dual employee of Standish Mellon and Founders. Funding for the Standish Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Company performance. The investment professionals are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for investment professionals are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

The portfolio manager is also eligible to participate in the Standish Mellon Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon’s elective deferred compensation plan.

Ownership of Securities

On or about August 1, 2006, the section of the SAI entitled "Investment Adviser, Distributor and Other Service Providers – Portfolio Managers” is hereby amended on page 48 by adding the following information as of May 31, 2006, under the section entitled “Ownership of Securities”:

Catherine A. Powers

Balanced	None

B. Randall Watts, Jr.

Discovery	None

Brokerage Allocation

The section of the SAI entitled "Brokerage Allocation” is hereby amended on pages 81-82 by deleting the eleventh and twelfth paragraphs of the section and replacing them with the following:

Effective July 1, 2006, the Discovery Fund, Equity Growth Fund, Growth Fund, Mid-Cap Growth Fund, equity portion of the Balanced Fund and the domestic portion of the Worldwide Growth Fund are managed by dual employees of Founders and TBCAM. The International Equity Fund, Passport Fund and the foreign portion of the Worldwide Growth Fund have been managed by dual employees of Founders and TBCAM since 2003. These Funds use the research and trading facilities, and are subject to the internal brokerage and trading-related policies and procedures, of TBCAM. These policies and procedures also have been adopted by Founders. While the brokerage and trading-related policies and procedures of TBCAM are different than Founders’ prior policies and procedures, they are based on the same principles, and are substantially similar. Because these Funds may benefit from the research and brokerage products and services TBCAM receives from brokers, commissions generated by these Funds may be used to help pay for research and brokerage products and services used by TBCAM.

Decisions relating to purchases and sales of securities for a Fund are made by Founders. Founders places orders for the purchase and sale of equity securities through the trading desk of TBCAM. Selection of broker-dealers to execute transactions in equity securities and negotiation of commission rates are made by TBCAM, subject to general supervision by Founders. The Funds’ investment decisions, broker-dealer selections and commission rates are subject to the general supervision of the Board of Directors of the Company.